FOR IMMEDIATE RELEASE              Investor Contact: David Tucker   281-406-2370
October 31, 2003                   Media Contact:    Rose Bratton   281-406-2212

                  PARKER DRILLING REPORTS THIRD QUARTER RESULTS

HOUSTON - For the quarter ended September 30, 2003, Parker Drilling reported revenues of $77.0 million and a net loss of $6.7 million, or $0.07 per share, compared to a net loss of $8.0 million or $0.09 per share on revenues of $87.2 million for the third quarter of 2002. The loss from continuing operations for the third quarter of 2003 was $10.6 million or $0.11 per share compared to a loss from continuing operations of $0.2 million or $0.00 per share for the third quarter of 2002.

For the first nine months of 2003, Parker Drilling reported revenues of $228.9 million and a net loss of $97.3 million, or $1.04 per share, which includes a $54.0 million or $0.58 per share impairment for assets held for sale. For the first nine months of 2002, Parker Drilling reported revenues of $257.1 million and a net loss of $103.7 million, or $1.12 per share, which included a goodwill impairment provision of $73.1 million, or $0.79 per share. The loss from continuing operations for the first nine months of 2003 was $34.9 million or $0.37 per share compared to a loss from continuing operations of $9.6 million or $0.10 per share for the first nine months of 2002.

Average utilization of international land rigs for continuing operations increased slightly during the third quarter of 2003 to 34 percent when compared to an average for the second quarter of 32 percent. However, the current utilization has increased to 42 percent due to the late-September mobilization of Rig 255 to Bangladesh and Rig 230 to Turkmenistan. Average utilization of Parker Drilling's Gulf of Mexico barge rigs decreased during the third quarter of 2003 to 40 percent compared to an average utilization of 55 percent in the second quarter of 2003. The current utilization has increased to 64 percent for the Gulf of Mexico barge rigs.

Capital expenditures for the nine months ended September 30, 2003, were $23.8 million. Total debt was $569.4 million at September 30, 2003, and the company's cash balance was $81.4 million.

During October the company completed a refinancing of its debt which extends the maturity of certain debt and provides additional liquidity to retire the 5.5% convertible notes due in 2004. The company issued $175.0 million of new 9.625% senior notes due 2013 and signed a new $150.0 million credit agreement. The credit agreement consists of a four-year $100.0 million term loan and a three-year $50.0 million revolver. The proceeds of the new 9.625% senior notes and an initial draw of $50.0 million on the term loan were used to retire the existing 9.75% senior notes due 2006 that had been tendered pursuant to a tender offer dated September 24, 2003. The 9.75% senior notes that were not tendered have been called and will be retired effective November 15, 2003. The revolving credit facility portion of the credit agreement replaces the existing $50.0 million revolving credit facility that would have expired in late October 2003. No funds have been drawn under the current revolving credit facility

The company also reported that its jackup Rig 14J is still removed from service and is currently docked for evaluation following a September 11, 2003 incident in which the rig became partially submerged. The company expects losses to be covered by insurance.

Parker Drilling has scheduled a conference call at 10 a.m. CST Oct. 31, 2003, to discuss third quarter 2003 results. Those interested in participating in the call may dial in at (303) 262-2127. The conference call replay can be accessed from noon CST Oct. 31, 2003, until 6 p.m. CST Nov. 7, 2003, by dialing (303) 590-3000 and using the access code 555062#. Alternatively, the call can be accessed live through the Investor Relations section of the Parker Web site at http://www.parkerdrilling.com. The archived call and the earnings release will be available on the Web for 12 months.

This release contains certain statements that may be deemed to be "forward-looking statements" within the meaning of the Securities Acts. All statements, other than statements of historical facts, that address activities, events or developments that the company expects, projects, believes or anticipates will or may occur in the future, the outlook for rig utilization and dayrates, general industry conditions including bidding activity, future operating results of the company's rigs and rental tool operations, capital expenditures, expansion and growth opportunities, asset sales and other such matters, are forward-looking statements. Although the company believes that its expectations stated in this release are based on reasonable assumptions, actual results may differ from those expressed or implied in the forward-looking statements. For a more detailed discussion of risk factors, please refer to the company's reports filed with the SEC, and in particular, the report on Form 10-K for the year ended December 31, 2002. Each forward-looking statement speaks only as of the date of this release, and the company undertakes no obligation to publicly update or revise any forward-looking statement.

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                 Consolidated Condensed Statement of Operations
                                   (Unaudited)

                                                               Three Months Ended              Nine Months Ended
                                                                 September 30,                  September 30,
                                                         ----------------------------    ----------------------------
                                                             2003             2002            2003           2002
                                                         ------------    ------------    ------------    ------------
                                                                              (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
   U.S. Drilling                                         $     13,872    $     21,550    $     49,593    $     56,695
   International Drilling                                      49,090          53,845         138,893         163,208
   Rental Tools                                                14,054          11,852          40,366          37,206
                                                         ------------    ------------    ------------    ------------
TOTAL DRILLING AND RENTAL REVENUES                             77,016          87,247         228,852         257,109
                                                         ------------    ------------    ------------    ------------

DRILLING AND RENTAL OPERATING EXPENSES
   U.S. Drilling                                               11,964          13,977          37,466          39,508
   International Drilling                                      33,232          33,895          96,220         109,060
   Rental Tools                                                 5,860           5,255          16,868          16,650
   Depreciation and Amortization                               17,393          17,159          51,791          50,240
                                                         ------------    ------------    ------------    ------------
TOTAL DRILLING AND RENTAL OPERATING EXPENSES                   68,449          70,286         202,345         215,458
                                                         ------------    ------------    ------------    ------------

DRILLING AND RENTAL OPERATING INCOME                            8,567          16,961          26,507          41,651
                                                         ------------    ------------    ------------    ------------

Construction Contract Revenue                                   1,061          17,285           7,030          81,948
Construction Contract Expense                                      61          16,515           5,030          79,924
                                                         ------------    ------------    ------------    ------------
NET CONSTRUCTION CONTRACT OPERATING INCOME                      1,000             770           2,000           2,024
                                                         ------------    ------------    ------------    ------------

General and Administrative Expense                              4,079           6,097          14,485          18,583
Provision for Doubtful Accounts                                    --           1,140              --           1,140
                                                         ------------    ------------    ------------    ------------

TOTAL OPERATING INCOME                                          5,488          10,494          14,022          23,952
                                                         ------------    ------------    ------------    ------------

OTHER INCOME AND (EXPENSE)
   Interest Expense                                           (13,152)        (13,312)        (39,901)        (38,409)
   Other Income (Expense) - Net                                   956           1,299           2,605          (1,282)
                                                         ------------    ------------    ------------    ------------
TOTAL OTHER INCOME AND (EXPENSE)                              (12,196)        (12,013)        (37,296)        (39,691)
                                                         ------------    ------------    ------------    ------------

LOSS BEFORE INCOME TAXES                                       (6,708)         (1,519)        (23,274)        (15,739)
                                                         ------------    ------------    ------------    ------------
INCOME TAX EXPENSE (BENEFIT)
   Current                                                      3,905           2,657          11,646           7,602
   Deferred                                                        --          (4,000)             --         (13,700)
                                                         ------------    ------------    ------------    ------------
TOTAL INCOME TAX EXPENSE (BENEFIT)                              3,905          (1,343)         11,646          (6,098)
                                                         ------------    ------------    ------------    ------------

LOSS FROM CONTINUING OPERATIONS                               (10,613)           (176)        (34,920)         (9,641)
   Discontinued Operations, Net of Taxes                        3,957          (7,844)        (62,345)        (20,937)
   Cumulative Effect of Change in Accounting Principle             --              --              --         (73,144)
                                                         ------------    ------------    ------------    ------------

NET LOSS                                                 $     (6,656)   $     (8,020)   $    (97,265)   $   (103,722)
                                                         ============    ============    ============    ============


LOSS PER SHARE - BASIC AND DILUTED
   Loss From Continuing Operations                       $      (0.11)   $      (0.00)   $      (0.37)   $      (0.10)
   Discontinued Operations, Net of Taxes                 $       0.04    $      (0.09)   $      (0.67)   $      (0.23)
   Cumulative Effect of Change in Accounting Principle   $         --    $         --    $         --    $      (0.79)
   Net Loss                                              $      (0.07)   $      (0.09)   $      (1.04)   $      (1.12)


AVERAGE COMMON SHARES OUTSTANDING
   Basic and Diluted                                       93,728,825      92,510,985      93,198,996      92,365,791

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                                   (Unaudited)

                                               September 30, 2003    December 31, 2002
                                               ------------------    ----------------
                                                       (Dollars in Thousands)
                ASSETS
CURRENT ASSETS
   Cash and Cash Equivalents                   $           81,409    $         51,982
   Accounts and Notes Receivable, Net                      78,437              89,363
   Rig Materials and Supplies                               9,172              17,161
   Other Current Assets                                     3,225               8,631
                                               ------------------    ----------------
     TOTAL CURRENT ASSETS                                 172,243             167,137
                                               ------------------    ----------------

PROPERTY, PLANT AND EQUIPMENT, NET                        406,648             641,278

ASSETS HELD FOR SALE                                      148,064                 896

DEFERRED CHARGES AND OTHER ASSETS
   Goodwill, Net                                          115,983             115,983
   Other Assets                                            21,826              28,031
                                               ------------------    ----------------
     TOTAL DEFERRED CHARGES AND OTHER ASSETS              137,809             144,014
                                               ------------------    ----------------

TOTAL ASSETS                                   $          864,764    $        953,325
                                               ==================    ================

   LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Current Portion of Long-Term Debt           $           65,672    $          6,486
   Accounts Payable and Accrued Liabilities                62,659              50,742
   Other Current Liabilities                               10,152               4,347
                                               ------------------    ----------------
     TOTAL CURRENT LIABILITIES                            138,483              61,575
                                               ------------------    ----------------

LONG-TERM DEBT                                            503,688             583,444

DISCONTINUED OPERATIONS                                     7,072                  --

OTHER LIABILITIES                                          11,021               7,680

STOCKHOLDERS' EQUITY                                      204,500             300,626

                                               ------------------    ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY     $          864,764    $        953,325
                                               ==================    ================

Current Ratio                                                1.24                2.71

Total Debt as a % of capitalization                            74%                 66%

Book Value per common share                    $             2.18    $           3.24

                    PARKER DRILLING COMPANY AND SUBSIDIARIES
                             Selected Financial Data
                                   (Unaudited)

                                                                  THREE MONTHS ENDED
                                                      --------------------------------------------
                                                             SEPTEMBER 30,              JUNE 30,
                                                      ----------------------------    ------------
                                                          2003            2002            2003
                                                      ------------    ------------    ------------
                                                                   (Dollars in Thousands)
DRILLING AND RENTAL REVENUES
       U.S. Drilling                                  $     13,872    $     21,550    $     18,076
       International Land Drilling                          31,245          31,146          23,678
       International Offshore Drilling                      17,845          22,699          18,413
       Rental Tools                                         14,054          11,852          13,699
                                                      ------------    ------------    ------------
         TOTAL DRILLING AND RENTAL REVENUES                 77,016          87,247          73,866
                                                      ------------    ------------    ------------

DRILLING AND RENTAL OPERATING INCOME
       U.S. Drilling                                         1,908           7,573           4,673
       International Land Drilling                          10,321          13,008           7,007
       International Offshore Drilling                       5,537           6,942           4,443
       Rental Tools                                          8,194           6,597           8,107
       Depreciation and Amortization                       (17,393)        (17,159)        (17,256)
                                                      ------------    ------------    ------------
         TOTAL DRILLING AND RENTAL OPERATING INCOME          8,567          16,961           6,974

       Construction Contract Operating Income                1,000             770           1,000
       General and Administrative Expense                   (4,079)         (6,097)         (5,321)
       Provision for Doubtful Accounts                          --          (1,140)             --
                                                      ------------    ------------    ------------
TOTAL OPERATING INCOME FROM CONTINUING OPERATIONS     $      5,488    $     10,494    $      2,653
                                                      ============    ============    ============


                          MARKETABLE RIG COUNT SUMMARY
                            As of September 30, 2003

                                                     TOTAL
                                                     -----
U.S. GULF OF MEXICO BARGE RIGS
   Workover                                              8
   Intermediate                                          5
   Deep                                                  9
                                                     -----
TOTAL U.S. GULF OF MEXICO BARGE RIGS                    22
                                                     -----

INTERNATIONAL LAND RIGS
   Asia Pacific                                         12
   Africa/Middle East                                    3
   CIS                                                   9
                                                     -----
     TOTAL INTERNATIONAL LAND RIGS                      24

INTERNATIONAL BARGE RIGS
   Nigeria                                               4
   Caspian Sea                                           1
                                                     -----
    TOTAL INTERNATIONAL BARGE RIGS                       5

                                                     -----
TOTAL INTERNATIONAL RIGS                                29
                                                     -----

RIGS HELD FOR SALE
   U.S. Gulf of Mexico Platform Rigs                     4
   U.S. Gulf of Mexico Jackup Rigs (a)                   6
   Latin America Land Rigs                              16
                                                     -----
TOTAL RIGS HELD FOR SALE                                26

                                                     -----
     TOTAL MARKETABLE RIGS                              77
                                                     =====

(a)      Rig 14J was removed from the Marketable Rig Count as of September 2003.